SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No.__)

Filed by the Registrant[X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[x]      Preliminary Proxy Statement
[ ]      Confidential, for use of the Commission Only
         (as permitted by Rule 14a-6(e)(2)
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                . . . . . . . . . . .ISHOPPER.COM, INC,. . . . .
                (Name of Registrant as Specified In Its Charter)

         . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11.
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         . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         2)  Aggregate number of securities to which transaction applies:
         . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         4)  Proposed maximum aggregate value of transaction:
         . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         5)  Total fee paid:
         . . . . . . . . . . . . . . . . . . . . . . . . . . . .
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
         . . . . . . . . . . . . . . . . . . . . .
         2)  Form, Schedule or Registration Statement No.:
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


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 11, 2000

                               ISHOPPER.COM, INC.

To the Shareholders:

         Notice is hereby given that a Special Meeting of the Shareholders of iShopper.com (the "Company") will be held at the Company's corporate offices at 8722 South 300 West, Suite 106, Sandy, Utah 84070, on Wednesday, October 11, 2000, at 10:00 a.m., local time, or at any adjournments or postponements thereof, for the following purposes:

          1. To consider and vote upon a proposal to change the name of the Company from "iShopper.com, Inc." to "enSurge, Inc.";

          2. To consider and vote upon a proposal to approve the Company's 2000 Stock Option Plan;

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on September 7, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting of Shareholders, and only shareholders of record at such date will be so entitled to notice and to vote.

Your vote is important. Please sign and date the enclosed Proxy and return it promptly in the enclosed return envelope whether or not you expect to attend the meeting. You may revoke your Proxy and vote in person should you decide to attend the meeting.

Dated:  September 7, 2000                   BY ORDER OF THE BOARD OF DIRECTORS
                                            Josephine Rudd

                                            Secretary

PLEASE FILL IN, DATE, SIGN, AND RETURN THE ENCLOSED PROXY WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. A PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE VOTING OF THE PROXY, BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY VOTING IN PERSON AT THE MEETING.

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS

                                       OF

                               ISHOPPER.COM, INC.

                     --------------------------------------


                                     General

                  This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of iShopper.com, Inc., a Utah Corporation ("the Company"), for use at the Special Meeting of Shareholders (the "Special Meeting") to be held at the Company's principal executive offices on October 11, 2000, at 10:00 a.m., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and referred to in the accompanying Notice of Special Meeting of Shareholders.

                  The close of business on September 7, 2000 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting. As of that date, there were outstanding and entitled to vote 14,034,500 shares of Common Stock. Shareholders may vote in person or by proxy. Each holder of shares of Common Stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. For a description of the principal holders of the Company's Common Stock, see "PRINCIPAL HOLDERS OF COMMON STOCK" below.

                  Shares represented by Proxies will be voted in accordance with the specifications made thereon by the shareholders. Any proxy not specifying the contrary will be voted in favor of the proposals presented herein.

                  The Proxies being solicited by the Board of Directors may be revoked by any shareholder giving the Proxy at any time prior to the Special Meeting by giving notice of such revocation to the Company, in writing, at the address of the Company provided below. The Proxy may also be revoked by any shareholder giving such Proxy who appears in person at the Special Meeting and advises the Chairman of the meeting of his intent to revoke the Proxy.

                  The principal executive offices of the Company are located at 8722 South 300 West, Suite 106, Sandy Utah 84070. This Proxy Statement and the enclosed Proxy are being furnished to shareholders on or about September 18, 2000.

                        PRINCIPAL HOLDERS OF COMMON STOCK

         The following table sets forth information as of September 1, 2000, with respect to the beneficial ownership of the Company's Common Stock by (i) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) each director and executive officer of the Company named in the Summary Compensation Table of the Company's Annual Report on Form 10-KSB, and (iii) all officers and directors of the Company as a group.


                                                                   Number of Shares
Beneficial Owner                                                  Beneficially Owned(1)             Percent of Class(2)
------------------------------------------------------- --------------------------------- -----------------------------
Douglas S. Hackett
1900 Alaqua Drive, Longwood, FL   32779                            2,000,000                          14.25%

Jeffrey A. Hanks
2680 South Glenmare Street, Salt Lake City, UT 84106                  45,000(3)                        0.32%

George Denney
28 Woodside Lane, Freeport, ME  04032                                751,667                           5.36%

Doug Cole
1896 School Street, Morga, CA  94556                                 280,000(4)                        1.99%

All officers and
directors as a group                                               3,076,667(5)                       21.82%
(4 persons)


(1) Except as otherwise indicated, all shares are directly owned with voting and investment power held by the person named. Amounts shown include, where applicable, shares subject to presently exercisable options.

(2) The percentage shown for each beneficial owner is calculated based upon the outstanding Common Stock, including shares of Common Stock subject to presently exercisable options held by such beneficial owner which are deemed to be outstanding.

(3)  Includes 25,000 shares subject to presently exercisable options.

(4)  Includes 40,000 shares subject to presently exercisable options.

(5)  Includes 65,000 shares subject to presently exercisable options.

                                  PROPOSAL ONE

                            CHANGE OF CORPORATE NAME

         The Board has adopted resolutions approving a change of the Company's name from "iShopper.com, Inc." to "enSurge, Inc." It has become apparent to management that iShopper.com does not accurately reflect the business conducted by the Company at this time, and thus has negative connotations which is possibly hindering future growth. It has been agreed that a corporate makeover, including a name change, will serve to allow iShopper.com to create a new and different image in the marketplace. This would erase any lingering misconceptions and perceptions, which are still hampering the Company's core business.

         Accordingly, it is proposed that the name "iShopper.com, Inc." that appears in Article I of the Company's Articles of Incorporation be replaced with the name "enSurge, Inc.", by amending said Article I.

         The members of the Board believe that changing the Company's name is in the best interests of the Company and its shareholders. Accordingly, the Board of Directors has approved changing the Company's name and recommends that the shareholders vote "FOR" the proposal to change the Company's name. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise. To approve Proposal One, the affirmative vote of holders of a majority of the shares issued and outstanding is required.

                                  PROPOSAL TWO

                ADOPTION OF THE COMPANY'S 2000 STOCK OPTION PLAN

         In an effort to promote the success of the Company by providing an additional means through the grant of stock options to attract, retain and reward key employees of the Company, including officers and directors, with incentives for high levels of individual performance and improved financial performance of the Company and its subsidiaries, the Board of Directors adopted the Company's 2000 Stock Option Plan (the "Plan"). At the Special Meeting, shareholders will be requested to approve the Plan.

         The Plan permits the grant of stock options (collectively referred to hereinafter as "options" and individually as an "option") to Eligible Employees, as defined by the Plan, of the Company. The Plan covers a maximum of 1,000,000 shares of the Company's Common Stock. The following discussion summarizes the material features of the Plan; it is, however, qualified in its entirety by reference to the full text of the Plan, which is attached to this Proxy Statement as Appendix A.

Summary Description of 2000 Stock Option Plan

         Administration. The Plan would be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee").

         Eligibility. Under the Plan, options may be granted to any officer, director or key employee (collectively referred to as "employees" and individually as "employee") of the Company and its subsidiaries. For purposes of the Plan, the term "key employee" shall also include consultants and advisors to the Company and its subsidiaries. The Committee decides which employees will participate in the Plan and the number of options to be granted to each employee. As of September 1, 2000, approximately 65 employees were eligible for participation in the Plan, including 5 executive officers and directors of the Company.

         The following table sets forth certain ownership information as to the 1,125,780 options outstanding on September 1, 2000:

                         Name and Position                   Number of
                                                              Options

             ------------------------------------------- ----------------
             Douglas S. Hackett                              20,000
             Chief Executive Officer

             Executive Officers Group                        75,000

             Non-Executive Director Group                    90,000

             Non-Executive Officer Employee Group            40,780
             ------------------------------------------- ----------------

         In addition to the options listed above, the Company has granted 420,00 options to certain consultants and advisors in consideration of services received. The stock options listed above were not granted pursuant to any plan, but were instead granted through separate agreements the Company entered into with the recipients of the options. The underlying securities for these options are not included in the 1,000,000 shares of Common Stock the Company intends to set aside under the 2000 Stock Option Plan.

         Types of Options. Both incentive and nonqualified stock options may be granted. In general, the aggregate fair market value (determined on the date of grant) of shares of Common Stock with respect to which incentive stock options first become exercisable by an option holder under all plans of the Company may not exceed $100,000 in any calendar year. There is no such limit in the case of nonqualified stock options.

         Duration of Options. Subject to early termination or acceleration provisions (which are summarized below), an option is exercisable in whole or in part from the date specified in the related option agreement until the expiration date specified by the Committee; however, all options expire no later than ten years after the date of grant.

         Purchase Price. The purchase price payable upon the exercise of a stock option granted must be at least equal to the fair market value (as defined in the Plan) of the Common Stock on the date of the grant. Payment for the exercise by employees may be made (i) in cash or cash equivalents; (ii) with shares of Common Stock already owned by the option holder, with certain restrictions;
(iii) if authorized by the Committee, or if specified in the award agreement, by a promissory note; (iv) by notice and third party payment in such manner as may be authorized by the Committee; or (v) by any combination thereof.

         Modification. The Committee from time to time may authorize for employees generally or in specific cases only, any adjustment in the exercise price of, the number of shares subject to, the restrictions upon or the term of an option granted under the Plan by cancellation of an outstanding option and a subsequent regranting of an option, by amendment, by substitution of an outstanding option, by waiver or by other legally valid means.

         Termination of Employment or Service. The Committee will establish with respect to each option granted to an employee, and set forth in the option agreement, the effect of the termination of employment on the rights and benefits thereunder.

         Acceleration of Options. Upon the approval by the shareholders of a dissolution or liquidation, certain agreements to merge or consolidate, the sale of substantially all of the Company's assets or certain other Change in Control Events, as such term is defined in the Plan, each option will become immediately exercisable. Such acceleration will automatically occur unless the Committee, prior to any such event, determines otherwise. The Committee also may provide for acceleration of the exercisability (vesting) if the Company meets certain income and revenue performance levels.

         Term; Termination; Amendment. No option may be granted more than three years after the effective date of the Plan. The Board of Directors may suspend, terminate or amend the Plan, but no amendment may (to the extent then required by rules promulgated by the Securities and Exchange Commission), without approval of the shareholders, (i) materially increase the benefits accruing to participants; (ii) materially increase the aggregate number of shares which may be issued under the Plan; or (iii) materially modify the eligibility requirements for participation in the Plan.

Federal Income Tax Consequences

         Nonqualified Options. An employee receiving a nonqualified option under the Plan does not recognize taxable income on the date of grant of the option, assuming (as is usually the case with plans of this type) that the option does not have a readily ascertainable fair market value at the time it is granted. However, the employee must generally recognize ordinary income at the time of exercise of the nonqualified option in the amount of the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise. The amount of ordinary income recognized by an employee is generally deductible by the Company. The deduction is normally available in the year that the income is recognized. Upon subsequent disposition, any further gain or loss is taxable either as a short-term or long-term capital gain or loss, depending upon the length of time that the shares of Common Stock are held.

         Incentive Stock Options. An employee who is granted an incentive stock option under the Plan does not recognize taxable income either on the date of grant or on the date of its timely exercise. However, the excess of the fair market value of the Common Stock received upon the exercise of the incentive stock option over the option exercise price is includible in the employee's alternative minimum taxable income ("AMTI") and may be subject to the alternative minimum tax ("AMT"). For AMT purposes only, the basis of the Common stock acquired by the exercise of an incentive stock option is increased by the amount of such excess.

         Upon disposition of the Common Stock acquired upon exercise of an incentive stock option, long-term capital gain or loss will be recognized in an amount equal to the difference between the sales price and the option exercise price (except that for AMT purposes the gain or loss would be the difference between the sales price and the employee's basis increased as described in the preceding paragraph), provided that the employee has not disposed of the Common Stock within two years after the date of grant or within one year from the date of exercise. If the employee disposes of the Common Stock without satisfying both holding period requirements (a "Disqualifying Disposition"), the employee will generally recognize ordinary income at the time of such Disqualifying Disposition to the extent of the lesser of: (i) the difference between the exercise price and the fair market value of the Common Stock on the date the incentive stock option is exercised or (ii) the difference between the exercise price and the amount realized on such Disqualifying Disposition. Any remaining gain or any net loss is treated as a short-term or long-term capital gain or loss, depending upon the length of time that the Common Stock is held. If a Disqualifying Disposition occurs at a loss in the same taxable year that the excess of the fair market value of the Common Stock received on exercise of the incentive stock option over the exercise price is includible in the employee's AMTI, the amount includable will not exceed the amount equal to the excess of the amount realized on the Disqualifying Disposition over the exercise price. Unlike the case in which a nonqualified option is exercised, the Company is not entitled to a tax deduction upon either the timely exercise of an incentive stock option or upon disposition of the Common Stock acquired pursuant to such exercise, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition.

         Accelerated Payments. If, as a result of certain changes in control of the Company, a recipient's options become immediately exercisable, the additional economic value, if any, attributable to the acceleration may be deemed a "parachute payment." The additional value will be deemed a parachute payment if such value, when combined with the value of other payments which are deemed to result from the change in control, equals or exceeds a threshold amount equal to 300% of the recipient's average annual taxable compensation over the five calendar years preceding the year in which the change in control occurs, in such cases, the excess of the total parachute payments over such recipient's average annual taxable compensation will be subject to a 20% nondeductible excise tax in addition to any income tax payable. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

         Tax Withholding. Upon any exercise or vesting of any option, the Company may require a participant to pay the amount of any taxes that the Company may be required to withhold with respect to such transaction. If withholding is required in connection with the delivery of Common Stock under the Plan, the Committee may grant to the participant the right to elect, subject to certain conditions, to have the Company reduce the number of shares to be delivered by the number of shares, valued at their fair market value, that would satisfy the withholding obligation.

Recommendation of Your Board of Directors "FOR" this Proposal

         The Board of Directors believes that the adoption of the Plan will promote the interests of the Company and its shareholders and enable the Company to attract, retain and reward persons important to the Company's success through the recognition of the attainment of long-term Company goals and objectives reflected in share values. To approve the Plan, the affirmative vote of holders of a majority of the shares present or represented and entitled to vote on the proposal at the meeting is required.

         The members of the Board also believe that the adoption of the Plan is in the best interests of the Company and its shareholders. Accordingly, the Board of Directors has approved the adoption of the Plan and recommends that the shareholders vote "FOR" the proposal to adopt the Plan. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise.

                             EXECUTIVE COMPENSATION

Compensation Summary

                  The following table sets forth information concerning the cash and non-cash compensation, paid or to be paid by the Company to its chief executive officer and to each of its executive officers named below, for the three fiscal years ended December 31, 1999.

                           Summary Compensation Table

                                                                                    Long-Term
                             Annual Compensation                                  Compensation
                                                             Other Annual                          All Other
Name and Principal Position           Salary     Bonus       Compensation        Stock Options     Compensation
                              Year    ($)        ($)         ($)(1)                   (Shares)       ($)
---------------------------------------------------------------------------------------------------------------
Douglas S. Hackett,           1999   34,615 (2)    0             0                      0               0
President, CEO and Director


No other officer of the Company received total salary and bonus of $100,000 or more.

Employment Agreements

                  The Company has a written employment agreement with Douglas S. Hackett, President and CEO. The other executive officers do not have written employment agreements. Salaries for executive officers are subject to increases and the payment of bonuses upon annual review by the Board of Directors. For the year 2000, salaries for executive officers range from $52,000 to $300,000.

Stock Option and Incentive Plans

                  On September 1, 2000, there were 1,125,780 shares subject to options outstanding. At this time, the Company does not have any stock option or incentive plans in place for its employees.

                        Option Grants in Last Fiscal Year

                  There were no options granted to the Company's named officers during 1999.

                        Option Exercises During 1999 and

                            1999 Year-End Value Table

                  There were no options exercised by the Company's named officers during 1999.

-------------------------------
     (1) The Company provides health, dental and other perquisites to each of its officers but they do not exceed the lesser of $50,000 or 10% of the officer's total annually salary and bonus.

     (2)  Mr. Hackett commenced employment in November 1999.


                              SHAREHOLDER PROPOSALS

                  If a shareholder wishes to present a proposal at the 2001 Annual Meeting of Shareholders, the proposal must be received by iShopper.com, Inc., 8722 South 300 West, Suite 106, Sandy, Utah 84070 prior to January 31, 2001. The Board of Directors will review any proposal which is received by that date and determine whether it is a proper proposal to present to the 2001 Annual Meeting.

                                  VOTE REQUIRED

                  A majority of the 14,034,500 issued and outstanding shares of Common Stock of the Company shall constitute a quorum at the Special Meeting. To approve Proposal One, regarding the change in corporate name, the affirmative vote of holders of a majority of the shares issued and outstanding is required. To approve Proposal Two, regarding adoption of the 2000 Stock Option Plan, the affirmative vote of holders of a majority of the shares present or represented and entitled to vote at the meeting is required. The affirmative vote of at least a majority of the shares represented at the meeting is required for all other proposals to come before the meeting. If a shareholder abstains from voting certain shares, those shares will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, will not be considered as votes cast either for or against a particular matter. The Company intends to treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Broker non-votes will not be considered as votes cast either for or against a particular matter.

                  Votes cast by shareholders who attend and vote in person or by proxy at the Special Meeting will be counted by inspectors to be appointed by the Company (it is anticipated that the inspectors will be employees, attorneys or agents of the Company).

                                  OTHER MATTERS

                  As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present and has not been informed that any other person intends to present, a matter for action at the Special Meeting other than as set forth herein and in the Notice of Special Meeting. If any other matter properly comes before the meeting, it is intended that the holders of Proxies will act in accordance with their best judgment. The Board of Directors may read the minutes of the last Annual Meeting of Shareholders and make reports, but shareholders will not be requested to approve or disapprove such minutes or reports.

                  In addition to the solicitation of Proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit Proxies personally or by telephone. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials  to the  beneficial  owners of Common  Stock  held of record  and will reimburse such persons for forwarding such material. The cost of this solicitation of Proxies will be borne by the Company.

                  COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB (INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE COMPANY, ATTENTION: INVESTOR RELATIONS, ISHOPPER.COM, INC., 8722 SOUTH 300 WEST, SUITE 106, SANDY, UTAH 84070.

                  The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying notice and described in this Proxy Statement. If you wish to vote in accordance with the Board's recommendations, merely sign, date and return the Proxy in the enclosed envelope, which requires no postage if mailed in the United States. A prompt return of your Proxy will be appreciated.

                                            By Order of the Board of Directors

Date: September 7, 2000                          /s/

                                            Josephine Rudd, Secretary

                                      PROXY

                               ISHOPPER.COM, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jeff Hanks and William E. Chipman, Sr., and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse, all shares of Common Stock of the Company held of record by the undersigned on September 7, 2000, at the Special Meeting of Shareholders to be held at the Company's corporate offices at 8722 South 300 West, Suite 106, Sandy, Utah 84070, on Wednesday, October 11, 2000, at 10:00 a.m., local time, or at any adjournment thereof.

                         (To Be Signed on Reverse Side.)

 ___
/_X/   Please mark your
       votes as in this
       example.

     1.   With   respect  to  the   proposed   amendment   to  the  Articles  of
          Incorporation to change the Company's name from iShopper.com, Inc. to enSurge, Inc.

          [_]  FOR    [_] AGAINST  [_]  ABSTAIN

     2. With respect to the proposal to approve the Company's 2000 Stock Option Plan.

          [_]  FOR    [_]  AGAINST [_]  ABSTAIN




       THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                          Please sign  and date this Proxy where
                                          shown below and return it promptly:

                                          No postage is required if this Proxy
                                          is returned in the enclosed envelope
                                          and mailed in the United States.

SIGNATURE(S)_____________________________________________    DATE_______________

                                   APPENDIX A

                      enSurge, Inc. 2000 Stock Option Plan
                                  enSurge, Inc.
                             2000 Stock Option Plan

                                            TABLE OF CONTENTS

1.       THE PLAN..............................................................1

         1.1.     Purpose......................................................1
         1.2.     Administration and Authorization; Power and Procedure........1
         1.3.     Participation................................................2
         1.4.     Shares Available for Options.................................2
         1.5.     Grant of Options.............................................3
         1.6.     Term of Options..............................................3
         1.7.     Limitations on Exercise of Options...........................3
         1.8.     Acceptance of Notes to Finance Exercise......................4
         1.9.     No Transferability...........................................4

2.       EMPLOYEE OPTIONS......................................................5

         2.1.     Grants.......................................................5
         2.2.     Option Price.................................................5
         2.3.     Limitations on Grant and Terms of Incentive Stock Options....5
         2.4.     Limits on 10% Holders........................................6
         2.5.     Option Repricing/Cancellation and Regrant/Waiver of
                  Restrictions.................................................6

3.       OTHER PROVISIONS......................................................6

         3.1.     Rights of Eligible Employees, Participants and
                  Beneficiaries................................................6
         3.2.     Adjustments; Acceleration....................................7
         3.3.     Effect of Termination of Employment..........................8
         3.4.     Compliance with Laws.........................................8
         3.5.     Tax Withholding..............................................8
         3.6.     Plan Amendment, Termination and Suspension...................9
         3.7.     Privileges of Stock Ownership...............................10
         3.8.     Effective Date of the Plan..................................10
         3.9.     Term of the Plan............................................10
         3.10.    Governing Law; Construction; Severability...................10
         3.11.    Captions....................................................11
         3.12.    Effect of Change of Subsidiary Status.......................11
         3.13.    Non-Exclusivity of Plan.....................................11

4.       DEFINITIONS..........................................................11

         4.1.     Definitions.................................................11
                                  enSurge, Inc.
                             2000 Stock Option Plan

1.      THE PLAN

        1.1.     Purpose

         The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of stock options to attract, motivate, retain and reward key employees, including officers and directors, of the Company with incentives for high levels of individual performance and improved financial performance of the Company. "Corporation" means enSurge, Inc., a Utah corporation, and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article IV.

         1.2.   Administration and Authorization; Power and Procedure

               (a) Committee. This Plan shall be administered by and all Options to Eligible Employees shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

               (b) Plan Options; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

                           (i) to determine  from among those  persons  eligible
the particular Eligible Employees who will receive any Options;

                           (ii)  to  grant   Options  to   Eligible   Employees,
determine the price at which the Options may be exercised (equal to at least Fair Market Value), the amount of securities to be subject to such Options, and determine the other specific terms and conditions of such Options consistent with the express limits of this Plan, and establish the installments (if any) in which such Options shall become exercisable, or determine that no delayed exercisability is required, and establish the events of termination of such Options;

                           (iii)  to  approve  the  forms of  Option  Agreements
(which need not be identical either as to type of option or as among Participants);

                           (iv) to  construe  and  interpret  this  Plan and any
agreements defining the rights and obligations of the Company and employee Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

                           (v) to  cancel,  modify,  or waive the  Corporation's
rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Options held by Eligible Employees, subject to any required consent under Section 3.6;

                           (vi) to  accelerate or extend the  exercisability  or
extend the term of any or all such outstanding Options within the maximum ten-year term of Options under Section 1.6; and

                           (vii) to make all other  determinations and take such
other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

               (c) Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

               (d) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

               (e)   Delegation.   The  Committee   may  delegate   ministerial,
non-discretionary functions to individuals who are officers or employees of the Company.

        1.3.    Participation

         Options may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Option may, if otherwise eligible, be granted additional Options if the Committee shall so determine.

        1.4.     Shares Available for Options

         Subject to the provisions of Section 3.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

               (a) Number of Shares. The maximum number of shares of Common Stock that may be issued pursuant to Options granted to Eligible Employees under this Plan is 1,000,000 shares, subject to adjustments contemplated by Section 3.2.

               (b) Calculation of Available Shares and Replenishment. Shares subject to outstanding Options that are derivative securities (as defined in Rule 16a-1(c) under the Exchange Act) shall be reserved for issuance. If any Option shall expire or be canceled or terminated without having been exercised in full, the unpurchased share subject thereto shall again be available for the purposes of the Plan, subject to any applicable limitations under Rule 16b-3. If the Corporation withholds shares of Common Stock pursuant to Section 3.5, the number of shares that would have been deliverable with respect to an Option but that are withheld pursuant to the provisions of Section 3.5 may in effect not be issued, but the aggregate number of shares issuable with respect to the applicable Option and under the Plan shall be reduced by the number of shares withheld and such shares shall not be available for additional Options under this Plan.

        1.5.     Grant of Options

         Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Option and the exercise price thereof. Each Option shall be evidenced by an Option Agreement signed by the Corporation and by the Participant.

        1.6.     Term of Options

         Each Option and all executory rights or obligations under the related Option Agreement shall expire on such date as shall be determined by the Committee but not later than ten (10) years after the Grant date.

        1.7.     Limitations on Exercise of Options

               (a) Provisions for Exercise. No Option shall be exercisable until at least six months after the later of (i) the initial Grant Date or (ii) stockholder approval of the Plan, and once exercisable an Option shall remain exercisable until the expiration or earlier termination of the Option, unless the Committee otherwise provides. Notwithstanding the foregoing, the Committee may reduce or eliminate the six month requirement for Participants who are not subject to Section 16 of the Exchange Act.

               (b) Procedure. Any exercisable Option shall be deemed to be exercised when the Treasurer of the Corporation receives written notice of such exercise from the Participant, together with the required payment made in accordance with Section 2.2(b).

               (c) Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Employees that cash, other securities or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Option at one time unless the number purchased is the total number at the time available for purchase under the Option.

        1.8.     Acceptance of Notes to Finance Exercise

         The Corporation may, with the Committee's approval, accept one or more notes from any Eligible Employee in connection with the exercise or receipt of any outstanding Option, provided that any such note shall be subject to the following terms and conditions:

               (a) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Options under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

               (b) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of 10 years.

               (c) The note shall provide for full recourse to the Employee Participant and shall bear interest at a rate determined by the Committee but not less than the applicable imputed interest rate specified by the Code.

               (d) If the employment of the Employee Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Employee Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the Employee Participant subsequent to such termination.

               (e) The note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

               (f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

        1.9.     No Transferability

         Options may be exercised only by, and shares issuable pursuant to an Option shall be issued only to (or registered only in the name of), the Participant or, if the Participant has died, the Participant's Beneficiary or, if the Participant has suffered a Disability, the Participant's Personal Representative, if any, or if there is none, the Participant, or (to the extent permitted by applicable law and Rule 16b-3) to a third party pursuant to such conditions and procedures as the Committee may establish. Other than by will or the laws of descent and distribution or pursuant to a QDRO or other exception to transfer restrictions under Rule 16b-3 (except to the extent not permitted in the case of an Incentive Stock Option), no right or benefit under this Plan or any Option, shall be transferrable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Corporation) and any such attempted action shall be void. The Corporation shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentences and shall deliver such shares of Common Stock in accordance with the provisions of this Plan. The designation of a Beneficiary hereunder shall not constitute a transfer for these purposes.

2.      EMPLOYEE OPTIONS

        2.1.  Grants

         One or more Options may be granted under this Article to any Eligible Employee. The maximum number of shares of Common Stock subject to Options granted to any Eligible Employee in any calendar year shall not exceed 100,000. Each Option granted may be either an Option intended to be an Incentive Stock Option, or an Option not so intended, and such intent shall be indicated in the applicable Option Agreement.

        2.2.    Option Price

               (a) Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time the Option is granted, but shall not be less than 100% (110% in the case of a Participant who owns or is deemed to own under Section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Corporation) of the Fair Market Value of the Common Stock on the Grant Date.

               (b)  Payment  Provisions.   The  purchase  price  of  any  shares
purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Option Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; (iv) by notice and third party payment in such manner as may be authorized by the Committee; or (v) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering such shares. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise and any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise.

        2.3.    Limitations on Grant and Terms of Incentive Stock Options

               (a) $100,000 Limit. To the extent that the aggregate "fair market value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as nonqualified stock options. For this purpose, the "fair market value" of the stock subject to options shall be determined as of the date the options were optioned. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

               (b) Option Period. Each Incentive Stock Option and all rights thereunder shall expire no later than ten years after the Grant Date.

               (c) Other Code Limits. There shall be imposed in any Option Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

        2.4.    Limits on 10% Holders

         No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

        2.5.    Option Repricing/Cancellation and Regrant/Waiver of Restrictions

         Subject to Section 1.4 and Section 3.6 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee, any adjustment in the exercise price, the number of shares subject to or the term of, an Option granted under this Article by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise price which is higher or lower than the exercise or purchase price of the original or prior Option, provide for a greater or lesser number of shares subject to the Option, or provide for a longer or shorter vesting or exercise period.

3.      OTHER PROVISIONS

        3.1.    Rights of Eligible Employees, Participants and Beneficiaries

               (a) Employment Status. Status as an Eligible Employee shall not be construed as a commitment that any Option will be granted under this Plan to an Eligible Employee or to Eligible Employees generally.

               (b) No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Option) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

               (c) Plan Not Funded. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Option hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person.

        3.2.    Adjustments; Acceleration

               (a) Adjustments.  If there shall occur any extraordinary dividend or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or there shall occur any other like corporate transaction or event in respect of the Common Stock, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Options (including the specific maximum and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Options, (c) the grant, purchase, or exercise price of any or all outstanding Options, (d) the securities issuable upon exercise of any outstanding Options, or (2) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Options or the securities deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided, however, in each case, that with respect to Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 424(a) of the Code or any successor provisions thereto.

               (b)  Acceleration  of Options  Upon Change in Control.  As to any
Eligible Employee Participant, unless prior to a Change in Control Event the Committee determines that, upon its occurrence, there shall be no acceleration of benefits under Options or determines that only certain or limited benefits under Options shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event each Option shall become immediately exercisable. The Committee may override the limitations on acceleration in this Section 3.2(b) by express provision in the Option Agreement and may accord any Eligible Employee a right to refuse any acceleration, whether pursuant to the Option Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Options shall comply with applicable regulatory requirements, including, without limitation,
Section 422 of the Code.

               (c) Possible Early Termination of Accelerated Options. If any Option or other right to acquire Common Stock under this Plan has been fully accelerated as permitted by Section 3.2(b) but is not exercised prior to (i) a dissolution of the Corporation, or (ii) a reorganization event described in
Section 3.2(a) that the Corporation does not survive, or (iii) the consummation of reorganization event described in Section 3.2(a) that results in a Change of Control approved by the Board, and no provision has been made for the survival, substitution, exchange or other settlement of such Option or right, such Option or right shall thereupon terminate.

        3.3.    Effect of Termination of Employment

         The Committee shall establish in respect of each Option granted to an Eligible Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination.

        3.4.    Compliance with Laws

         This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

        3.5.    Tax Withholding

               (a) Cash or Shares. Upon any exercise or vesting of any Option or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such transaction or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may grant (either at the time the Option is granted or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

               (b) Tax Loans. The Committee may, in its discretion, authorize a loan to an Eligible Employee in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in subsection (a) above. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Committee, under applicable law, may establish and such loan must comply with the provisions of Section 1.8.

        3.6.    Plan Amendment, Termination and Suspension

               (a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Options may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan.

               (b) Stockholder Approval. If any amendment would (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, then to the extent then required by Rule 16b-3 to secure benefits thereunder or to avoid liability under Section 16 of the Exchange Act (and Rules thereunder) or required under Section 425 of the Code or any other applicable law, or deemed necessary or advisable by the Board, such amendment shall be subject to stockholder approval.

               (c) Amendments to Options. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitation on Options to Eligible Employees that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Options that do not affect in any manner materially adverse to the Employee Participant, his or her rights and benefits under an Option.

               (d) Limitations on Amendment to Plan and Options. No amendment, suspension or termination of the Plan or change of or affecting any outstanding Option shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 3.2 shall not be deemed to constitute changes or amendments for purposes of this Section 3.6.

        3.7.     Privileges of Stock Ownership

         Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a stockholders for which a record date is prior to such date of delivery.

        3.8.     Effective Date of the Plan

         This Plan shall be effective as of September 16, 2000, the date of Board approval, subject to stockholder approval within 12 months thereafter.

        3.9.     Term of the Plan

         No Option shall be granted more than three years after the effective date of this Plan (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date, and all authority of the Committee with respect to Options hereunder shall continue during any suspension of this Plan and in respect of outstanding Options on such termination date.

        3.10.   Governing Law; Construction; Severability

               (a) Choice of Law. This Plan, the Options, all documents evidencing Options and all other related documents shall be governed by, and construed in accordance with the laws of the State of Utah.

               (b) Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

               (c) Plan Construction. It is the intent of the Corporation that this Plan and Options hereunder satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfies the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under
Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be deemed void.

        3.11.   Captions

         Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

        3.12.   Effect of Change of Subsidiary Status

         For purposes of this Plan and any Option hereunder, if an entity ceases to be a Subsidiary a termination of employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity within the Company.

        3.13.   Non-Exclusivity of Plan

         Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant options or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

4.      DEFINITIONS

        4.1     Definitions

               (a) "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified in the Option Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's personal representative, executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

               (b) "Board" shall mean the Board of Directors of the Corporation.

               (c) "Change in Control Event" shall mean any of the following:

                           (i) Approval by the  stockholders  of the Corporation
of the dissolution or liquidation of the Corporation;

                           (ii) Approval by the  stockholders of the Corporation
of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization);

                           (iii) Approval by the stockholders of the Corporation
of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary;

                           (iv) Any  "person"  (as such term is used in Sections
13(d) and 14(d) of the Exchange Act) (other than a person having such ownership at the time of adoption of this Plan) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

                           (v) During any period not longer than two consecutive
years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

               (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

               (e)   "Commission"   shall  mean  the   Securities  and  Exchange
Commission.

               (f) "Committee" shall mean a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law.

               (g) "Common Stock" shall mean the Common Stock of the Corporation and such other securities or property as may become subject to Options, pursuant to an adjustment made under Section 3.2 of this Plan.

               (h) "Company" shall mean, collectively, the Corporation and its Subsidiaries.

               (i) "Corporation" shall mean enSurge, Inc., a Utah corporation, and its successors.

               (j) "Eligible Employee" shall mean an officer, director or key employee of the Company. For purposes of this Plan, the term key employee shall also include consultants and advisors to the Company.

               (k) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

               (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

               (m) "Fair Market Value" shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing sales price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last sales price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

               (n) "Grant Date" shall mean the date upon which the Committee took the action granting an Option or such later date as the Committee designates as the Grant Date at the time of the Option is granted.

               (o) "Incentive Stock Option" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422A of the Code, the award of which contains such provisions as are necessary to comply with that section.

               (p) "Nonqualified Stock Option" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an Incentive Stock Option shall be deemed to be designated a Nonqualified Stock Option under this Plan and not an incentive stock option under the Code.

               (q) "Option" shall mean an option to purchase Common Stock under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option.

               (r) "Option Agreement" shall mean any writing setting forth the terms of an Option that has been authorized by the Committee.

               (s) "Option Period" shall mean the period beginning on the Grant Date and ending on the expiration date of such Option.

               (t) "Participant" shall mean an Eligible Employee who has been granted an Option under this Plan.

               (u) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

               (v) "Plan" shall mean this 2000 Stock Option Plan.

               (w) "QDRO" shall mean a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

               (x) "Retirement" shall mean retirement with the consent of the Company.

               (y) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act.

               (z) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

               (aa) "Subsidiary" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

               (bb) "Total Disability" shall mean a "permanent and total disability within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.